Form N-SAR

Sub-Item 77Q1(e)
Copies of New or Amended Registrant Investment Advisory Contracts
2-34393, 811-1879

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Balanced Fund is incorporated herein by reference to Exhibit 4(tt) to Post-Effective Amendment No. 112 to Janus Investment Fund's registration statement on Form N-1A, filed on December 10, 2004, accession number 0001035704-04-000767 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Core Equity Fund is incorporated herein by reference to Exhibit 4(uu) to Post-Effective Amendment No. 112 to Janus Investment Fund's registration statement on Form N-1A, filed on December 10, 2004, accession number 0001035704-04-000767 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Enterprise Fund is incorporated herein by reference to Exhibit 4(vv) to Post-Effective Amendment No. 112 to Janus Investment Fund's registration statement on Form N-1A, filed on December 10, 2004, accession number 0001035704-04-000767 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Federal Tax-Exempt Fund is incorporated herein by reference to Exhibit 4(ww) to Post-Effective Amendment No. 112 to Janus Investment Fund's registration statement on Form N-1A, filed on December 10, 2004, accession number 0001035704-04-000767 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Flexible Income Fund is incorporated herein by reference to Exhibit 4(xx) to Post-Effective Amendment No. 112 to Janus Investment Fund's registration statement on Form N-1A, filed on December 10, 2004, accession number 0001035704-04-000767 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 4(yy) to
Post-Effective Amendment No. 112 to Janus Investment Fund's registration statement on Form N-1A, filed on December 10, 2004, accession number 0001035704-04-000767 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Global Opportunities Fund is incorporated herein by reference to Exhibit 4(zz) to Post-Effective Amendment No. 112 to Janus Investment Fund's registration statement on Form N-1A, filed on December 10, 2004, accession number 0001035704-04-000767 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Global Technology Fund is incorporated herein by reference to Exhibit 4(aaa) to Post-Effective Amendment No. 112 to Janus Investment Fund's registration statement on Form N-1A, filed on December 10, 2004, accession number 0001035704-04-000767 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Growth and Income Fund is incorporated herein by reference to Exhibit 4(bbb) to Post-Effective Amendment No. 112 to Janus Investment Fund's registration statement on Form N-1A, filed on December 10, 2004, accession number 0001035704-04-000767 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus High-Yield Fund is incorporated herein by reference to Exhibit 4(ccc) to Post-Effective Amendment No. 112 to Janus Investment Fund's registration statement on Form N-1A, filed on December 10, 2004, accession number 0001035704-04-000767 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Fund is incorporated herein by reference to Exhibit 4(ddd) to Post-Effective Amendment No. 112 to Janus Investment Fund's registration statement on Form N-1A, filed on December 10, 2004, accession number 0001035704-04-000767 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Mercury Fund is incorporated herein by reference to Exhibit 4(eee) to Post-Effective Amendment No. 112 to Janus Investment Fund's registration statement on Form N-1A, filed on December 10, 2004, accession number 0001035704-04-000767 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit 4(fff) to
Post-Effective Amendment No. 112 to Janus Investment Fund's registration statement on Form N-1A, filed on December 10, 2004, accession number 0001035704-04-000767 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Olympus Fund is incorporated herein by reference to Exhibit 4(ggg) to Post-Effective Amendment No. 112 to Janus Investment Fund's registration statement on Form N-1A, filed on December 10, 2004, accession number 0001035704-04-000767 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Orion Fund is incorporated herein by reference to Exhibit 4(hhh) to Post-Effective Amendment No. 112 to Janus Investment Fund's registration statement on Form N-1A, filed on December 10, 2004, accession number 0001035704-04-000767 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Overseas Fund is incorporated herein by reference to Exhibit 4(iii) to Post-Effective Amendment No. 112 to Janus Investment Fund's registration statement on Form N-1A, filed on December 10, 2004, accession number 0001035704-04-000767 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(jjj) to Post-Effective Amendment No. 112 to Janus Investment Fund's registration statement on Form N-1A, filed on December 10, 2004, accession number 0001035704-04-000767 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 4(kkk) to Post-Effective Amendment No. 112 to Janus Investment Fund's registration statement on Form N-1A, filed on December 10, 2004, accession number 0001035704-04-000767 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 4(lll) to Post-Effective Amendment No. 112 to Janus Investment Fund's registration statement on Form N-1A, filed on December 10, 2004, accession number 0001035704-04-000767 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Special Equity Fund is incorporated herein by reference to Exhibit 4(mmm) to Post-Effective Amendment No. 112 to Janus Investment Fund's registration statement on Form N-1A, filed on December 10, 2004, accession number 0001035704-04-000767 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Twenty Fund is incorporated herein by reference to Exhibit 4(nnn) to Post-Effective Amendment No. 112 to Janus Investment Fund's registration statement on Form N-1A, filed on December 10, 2004, accession number 0001035704-04-000767 (File No. 2-34393).

Amendment to Janus Investment Fund Investment Advisory Agreement - Janus Venture Fund is incorporated herein by reference to Exhibit 4(ooo) to Post-Effective Amendment No. 112 to Janus Investment Fund's registration statement on Form N-1A, filed on December 10, 2004, accession number 0001035704-04-000767 (File No. 2-34393).

Amendment  to  Janus  Investment  Fund  Investment  Advisory  Agreement  - Janus
Worldwide Fund is incorporated herein by reference to Exhibit 4(ppp) to Post-Effective Amendment No. 112 to Janus Investment Fund's registration statement on Form N-1A, filed on December 10, 2004, accession number 0001035704-04-000767 (File No. 2-34393).

Amendment to Janus Investment Fund Amendment to Investment Advisory Agreement for Janus Special Equity Fund is incorporated herein by reference to Exhibit 4(qqq) to Post-Effective Amendment No. 112 to Janus Investment Fund's registration statement on Form N-1A, filed on December 10, 2004, accession number 0001035704-04-000767 (File No. 2-34393).